UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 15, 2010

Oil-Dri Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	001-12622	36-2048898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue Suite 400 Chicago, Illinois	60611-4213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 321-1515

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On April 15, 2010, Oil-Dri Corporation of America (the “Registrant”) and Brian K. Bancroft, a former executive officer of the Registrant, amended a previously disclosed agreement entered into in connection with Mr. Bancroft’s departure from the Company.  The departure was effective February 1, 2010.  The amendment converts to a lump sum certain post-termination compensation the Company agreed to pay Mr. Bancroft and implements certain other changes.  The foregoing summary is qualified in its entirety by reference to the full and complete terms of the amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibits

10.1	Letter Agreement, dated April 15, 2010, between the Registrant and Brian K. Bancroft

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Charles P. Brissman
Charles P. Brissman
Vice President and General Counsel

Date: April 16, 2010

Exhibit Index

Exhibit Number	Description of Exhibits

10.1	Letter Agreement, dated April 15, 2010, between the Registrant and Brian K. Bancroft